UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 25, 2016

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2016 Annual Meeting of Stockholders of Meta Financial Group, Inc. (the “Company”) held on January 25, 2016 in Sioux Falls, South Dakota (the “Annual Meeting”), the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to (i) increase the number of authorized shares of common stock, par value $0.01 per share (“Common Stock”), from 10,000,000 to 15,000,000 shares and (ii) authorize 3,000,000 shares of a new class of nonvoting common stock, par value $0.01 per share (“Nonvoting Common Stock”) (together, the “Amendments”).  The Amendments were adopted by the Board on November 23, 2015, subject to stockholder approval at the Annual Meeting.  Following stockholder approval of the Amendments, a Certificate of Amendment to the Certificate of Incorporation was filed with the Secretary of State of Delaware on January 26, 2016, at which time the Amendments became effective.

The Amendments are summarized in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on December 14, 2015 (the “Proxy Statement”).  A copy of the Certificate of Amendment containing the Amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07                          Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

At the Annual Meeting, the following proposals were voted as follows:

Proposal 1:

To elect each of the following incumbent directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2019, or until his or her respective successor is elected and qualified as follows:

Nominee	For	Withheld	Broker Non-Votes
J. Tyler Haahr	6,535,481	284,856	814,981
Bradley C. Hanson	6,283,017	537,320	814,981
Elizabeth G. Hoople	6,554,434	265,903	814,981

The following directors continue to serve on the Board of Directors following the Annual Meeting: Douglas J. Hajek, Frederick V. Moore, Troy Moore III and Rodney G. Muilenburg.

Proposal 2:

To approve, by a non-binding advisory vote, the compensation of the Company’s “named executive officers” (a “Say-on-Pay” vote”), with 5,945,695 votes cast for, 833,593 votes cast against and 41,049 votes abstaining.

Proposal 3a:

To approve an amendment to the Certificate of Incorporation which would increase the total number of authorized shares of Common Stock from 10,000,000 to 15,000,000 shares, as disclosed in the Company’s Proxy Statement, with 7,506,066 votes cast for, 123,792 votes cast against, 5,460 votes abstaining and 814,981 broker non-votes.

Proposal 3b:

To approve an amendment to the Certificate of Incorporation which would authorize 3,000,000 shares of Nonvoting Common Stock, as disclosed in the Company’s Proxy Statement, with 4,653,924 votes cast for, 2,159,610 votes cast against, 6,803 votes abstaining and 814,981 broker non-votes.

Item 9.01                          Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Certificate of Incorporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer, and Secretary

Date:  January 26,  2016